EATON VANCE VT BOND FUND

Supplement to Prospectus dated May 1, 2016 and
Summary Prospectus dated May 1, 2016

On April 26, 2016, the Board of Trustees of Eaton Vance Variable Trust voted to liquidate and terminate the Eaton Vance VT Bond Fund (the “Fund”).  It is anticipated that the Fund will be liquidated on or about June 29, 2016.

Effective May 31, 2016, the Fund will discontinue all sales of its shares, except shares purchased by separate accounts of insurance companies and qualified pension and retirement plans that have selected the Fund as an investment option prior to May 31, 2016.  Effective June 22, 2016, shares of the Fund will no longer be available for purchase or exchange.

May 2, 2016	5.2.16